Exhibit 23.1

              [LETTERHEAD OF DALE MATHESON CARR-HILTON LABONTE LLP]



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-8 of our report dated April 28, 2010 relating to the consolidated financial statements of North American Nickel Inc. (the "Company"), which appears in the Company's Annual Report on Form 20-F for the year ended December 31, 2009


                                                                        /S/ DMCL

                                           DALE MATHESON CARR-HILTON LABONTE LLP
                                                           Chartered Accountants

Vancouver, Canada
May 7, 2010